MoA Conservative Allocation Fund Investment Strategy - MoA Conservative Allocation Fund	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies.
Strategy Narrative [Text Block]	The Fund invests the majority of its assets in shares of fixed income funds of the MoA Funds and also invests in equity MoA Funds. The MoA Funds selected may be actively managed or passively managed or a mix of both. ●The Fund’s target allocation currently is approximately 40% of net assets in equity MoA Funds and approximately 60% of net assets in fixed income MoA Funds. These target allocations are not expected to vary by more than plus or minus ten percentage points.